INCOME TAXES	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
INCOME TAXES
INCOME TAXES

16. INCOME TAXES

        We use the asset and liability method of accounting for income taxes. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial and tax reporting purposes. We evaluate deferred tax assets to determine whether it is more likely than not that they will be realized. Valuation allowances are reviewed on a tax jurisdiction basis to analyze whether there is sufficient positive or negative evidence to support a change in judgment about the realizability of the related deferred tax assets for each jurisdiction. These conclusions require significant judgment. In evaluating the objective evidence that historical results provide, we consider the cyclicality of businesses and cumulative income or losses during the applicable period. Cumulative losses incurred over the applicable period limits our ability to consider other subjective evidence such as our projections for the future. Changes in expected future income in applicable jurisdictions could affect the realization of deferred tax assets in those jurisdictions. During the nine months ended September 30, 2012, on a discrete basis, we changed our judgment about certain valuation allowances, primarily related to operations of our Textile Effects segment, resulting in a net $1 million benefit for changes in valuation allowance related to certain net deferred assets in Guatemala, Indonesia, and China. In addition, due to changes in certain intercompany operations, we increased our estimated future taxable income in Luxembourg and released valuation allowances of $12 million and $8 million on certain net deferred assets during the nine months ended September 30, 2012 and 2011, respectively.

        During the nine months ended September 30, 2012, we recorded a net increase in unrecognized tax benefits with a corresponding income tax expense of $4 million, and during the nine months ended September 30, 2011, we recorded no net change in unrecognized tax benefits.

        During the nine months ended September 30, 2012, we were granted a tax holiday for the period from January 1, 2012 through December 31, 2016 with respect to certain income from Pigments products manufactured in Malaysia. We are required to make certain investments in order to enjoy the benefits of the tax holiday and we intend to make these investments. During the nine months ended September 30, 2012, we recorded a discrete benefit of $3 million from de-recognition of a net deferred tax liability that will reverse during the holiday period. The amount of tax benefit to be realized from the tax holiday is directly dependent on the amount of future pre-tax income generated. We expect that the effects of the tax holiday will not be material to our provision for income taxes.

        During the nine months ended September 30, 2012, we recorded approximately $12 million of tax benefits on the approximately $50 million of restructuring, impairment and plant closing costs attributable to the significant restructuring of our Polyurethanes and Textile Effects segments. During the nine months ended September 30, 2011, we recorded approximately $2 million of tax benefits on the approximately $160 million of restructuring, impairment and plant closing costs attributable to the significant restructuring of our Textile Effects and Advanced Materials segments. The majority of these 2011 restructuring expenses relate to operations in Switzerland where we have a full valuation allowance on our net deferred tax assets.

        Excluding the tax effects resulting from the net valuation allowance changes and restructuring costs, the net unrecognized tax benefit items and the Malaysia tax holiday discussed above, we recorded income tax expense of $212 million and $121 million for the nine months ended September 30, 2012 and 2011, respectively. Our tax expense is affected by the mix of income and losses in the tax jurisdictions in which we operate, as impacted by the presence of valuation allowances in certain tax jurisdictions.

18. INCOME TAXES

        The following is a summary of U.S. and non-U.S. provisions for current and deferred income taxes (dollars in millions):

	Year ended December 31,
	2011	2010	2009
Income tax expense (benefit):
U.S.
Current	$7	$(23)	$67
Deferred	69	45	(13)
Non-U.S.
Current	63	41	17
Deferred	(26)	(23)	88

Total	$113	$40	$159

        The following schedule reconciles the differences between the U.S. federal income taxes at the U.S. statutory rate to our provision (benefit) for income taxes (dollars in millions):

	Year ended December 31,
	2011	2010	2009
Income (loss) from continuing operations before income taxes	$370	$184	$(240)

Expected tax expense (benefit) at U.S. statutory rate of 35%	$130	$64	$(84)
Change resulting from:
State tax expense (benefit) net of federal benefit	7	(4)	(1)
Non-U.S. tax rate differentials	6	(16)	46
Effects of non-U.S. operations	8	29	(4)
Tax authority dispute resolutions	(4)	(21)	(6)
Tax benefit of losses with valuation allowances as a result of other comprehensive income	(1)	(4)	(39)
Change in valuation allowance	(19)	(22)	230
Other, net	(14)	14	17

Total income tax expense	$113	$40	$159

        On September 8, 2009, we announced the closure of our Australia Styrenics operations. U.S. tax law, under our relevant facts, provides for a deduction on investments that are "worthless" for U.S. tax purposes. Therefore, during 2011, 2010, and 2009, we recorded tax benefits of $2 million, $28 million and $74 million, respectively, in discontinued operations related to the closure of and the cumulative U.S. investments in our Australia Styrenics business.

        Included in the 2011, 2010 and 2009 non-U.S. deferred tax expense is $1 million, $4 million and $38 million, respectively, of income tax benefit for losses from continuing operations for certain jurisdictions with valuation allowances to the extent income was recorded in other comprehensive income. An offsetting income tax expense was recognized in accumulated other comprehensive income.

        The components of income (loss) from continuing operations before income taxes were as follows (dollars in millions):

	Year ended December 31,
	2011	2010	2009
U.S.	$255	$38	$92
Non-U.S.	115	146	(332)

Total	$370	$184	$(240)

        Components of deferred income tax assets and liabilities were as follows (dollars in millions):

	December 31,
	2011	2010
Deferred income tax assets:
Net operating loss and AMT credit carryforwards	$895	$970
Pension and other employee compensation	254	216
Property, plant and equipment	77	97
Intangible assets	35	50
Foreign tax credits	82	75
Other, net	140	116

Total	$1,483	$1,524

Deferred income tax liabilities:
Property, plant and equipment	$(515)	$(520)
Pension and other employee compensation	(25)	(19)
Other, net	(107)	(110)

Total	$(647)	$(649)

Net deferred tax asset before valuation allowance	$836	$875
Valuation allowance	(768)	(813)

Net deferred tax asset	$68	$62

Current deferred tax asset	$40	$40
Current deferred tax liability	(29)	(63)
Non-current deferred tax asset	163	179
Non-current deferred tax liability	(106)	(94)

Net deferred tax asset	$68	$62

        We have net operating loss carryforwards ("NOLs") of $2,743 million in various non-U.S. jurisdictions. While the majority of the non-U.S. NOLs have no expiration date, $1,172 million have a limited life (of which $1,064 million are subject to a valuation allowance) and none are scheduled to expire in 2012. We had $68 million of NOLs expire unused in 2011, substantially all of which were in Switzerland and had been subject to a full valuation allowance.

        Included in the $2,743 million of non-U.S. NOLs is $977 million attributable to our Luxembourg entities. As of December 31, 2011, there is a valuation allowance of $268 million against these net tax-effected NOLs of $281 million. Due to the uncertainty surrounding the realization of the benefits of these losses, we have reduced substantially all of the related deferred tax asset with a valuation allowance.

        Valuation allowances are reviewed each period on a tax jurisdiction by jurisdiction basis to analyze whether there is sufficient positive or negative evidence to support a change in judgment about the realizability of the related deferred tax assets. These conclusions require significant judgment. In evaluating the objective evidence that historical results provide, we consider the cyclicality of businesses and cumulative income or losses during the applicable period. Cumulative losses incurred over the period limits our ability to consider other subjective evidence such as our projections for the future.

        During 2011, we released valuation allowances of $27 million on a portion of our net deferred tax assets in France, Spain, Singapore, Australia and Luxembourg, and we established valuation allowances of $5 million on certain net deferred tax assets in China and Thailand.

        Recent profitability in our Pigments business has led to sufficient positive evidence to release a portion of the valuation allowances in France and Spain, in amounts of $10 million and $2 million, respectively. Continued and sustained profitability in the Pigments business could result in additional valuation allowances being released in the future. The valuation allowance in Singapore of $2 million was released primarily as a result of a cumulative history of operating profits. Additional partial valuation allowance releases were recognized in Australia of $5 million and Luxembourg of $8 million, and these will continue to be periodically adjusted with any significant changes in estimated future taxable income, all within the current plans for the future tax structure of these jurisdictions.

        Cumulative losses and the restructuring of our Textile Effects business resulted in the determination that it is more likely than not that the deferred tax assets of the Textile Effects businesses in China of $4 million and Thailand of $1 million would not be realized. Continued sustained losses in the Textile Effects business could result in the future establishment of additional valuation allowances in other jurisdictions.

        During 2010, we released valuation allowances of $20 million on certain net deferred tax assets, principally in Australia (as a result of discontinuing the unprofitable portion of the business operations in that country) and Luxembourg (as a result of restructuring our internal treasury activities such that a portion of the deferred tax assets is more likely than not to be realized). During 2009, we established valuation allowances of $149 million on certain net deferred tax assets, principally in the U.K., primarily as a result of a cumulative history of operating losses.

        Uncertainties regarding expected future income in certain jurisdictions could affect the realization of deferred tax assets in those jurisdictions and result in additional valuation allowances in future periods.

        The following is a summary of changes in the valuation allowance (dollars in millions):

	2011	2010	2009
Valuation allowance as of January 1	$813	$861	$681
Valuation allowance as of December 31	768	813	861

Net decrease (increase)	45	48	(180)
Foreign currency movements	(30)	1	14
Increase (decrease) to deferred tax assets with an offsetting (decrease) increase to valuation allowances	4	(27)	(64)

Change in valuation allowance per rate reconciliation	$19	$22	$(230)

Components of change in valuation allowance affecting tax expense:
Pre-tax (losses) income in jurisdictions with valuation allowances resulting in no tax expense or benefit	$(3)	$2	$(75)
Releases of valuation allowances in various jurisdictions	27	20	4
Establishments of valuation allowances in various jurisdictions	(5)	-	(159)

Change in valuation allowance per rate reconciliation	$19	$22	$(230)

        The following is a reconciliation of our unrecognized tax benefits (dollars in millions):

	2011	2010
Unrecognized tax benefits as of January 1	$43	$74
Gross increases and decreases-tax positions taken during a prior period	(3)	(27)
Gross increases and decreases-tax positions taken during the current period	3	4
Reductions resulting from the lapse of statutes of limitation	(4)	(10)
Foreign currency movements	-	2

Unrecognized tax benefits as of December 31	$39	$43

        As of December 31, 2011 and 2010, the amount of unrecognized tax benefits which, if recognized, would affect the effective tax rate is $31 million and $32 million, respectively.

        In accordance with our accounting policy, we continue to recognize interest and penalties accrued related to unrecognized tax benefits in income tax expense.

	Year ended December 31,
	2011	2010	2009
Interest expense included in tax expense	$5	$1	$3
Penalties expense included in tax expense	-	-	1

	December 31,
	2011	2010
Accrued liability for interest	$13	$8
Accrued liability for penalties	2	2

        We conduct business globally and, as a result, we file income tax returns in the U.S. federal, various U.S. state and various non-U.S. jurisdictions. The following table summarizes the tax years that remain subject to examination by major tax jurisdictions:

Tax Jurisdiction	Open Tax Years
China	2002 and later
Hong Kong	2000 and later
India	2004 and later
Italy	2007 and later
Malaysia	2003 and later
Switzerland	2006 and later
The Netherlands	2006 and later
United Kingdom	2008 and later
United States federal	2011 and later

        Certain of our U.S. and non-U.S. income tax returns are currently under various stages of audit by applicable tax authorities and the amounts ultimately agreed upon in resolution of the issues raised may differ materially from the amounts accrued.

        We estimate that it is reasonably possible that certain of our unrecognized tax benefits, which are individually insignificant, (both U.S. and non-U.S.) could change within 12 months of the reporting date with a resulting decrease in the unrecognized tax benefits within a reasonably possible range of $2 million to $19 million. For the 12-month period from the reporting date, we would expect that a substantial portion of the decrease in our unrecognized tax benefits would result in a corresponding benefit to our income tax expense.

        During 2011, we concluded and effectively settled tax examinations in the U.S. (both Federal and various states) and various non-U.S. jurisdictions including, but not limited to, Australia, China, France and Germany. During 2010, we concluded and settled tax examinations in the U.S. (both Federal and various states) and various non-U.S. jurisdictions including, but not limited to, Belgium, Spain, Indonesia, Thailand and the U.K. During 2009, we concluded and settled tax examinations in the U.S. (both Federal and various states) and various non-U.S. jurisdictions including, but not limited to, Belgium and Italy.

        For non-U.S. entities that were not treated as branches for U.S. tax purposes, the Company does not provide for income taxes on the undistributed earnings of these subsidiaries as earnings are reinvested and, in the opinion of management, will continue to be reinvested indefinitely. The undistributed earnings of foreign subsidiaries that are deemed to be permanently invested were approximately $226 million at December 31, 2011. It is not practicable to determine the unrecognized deferred tax liability on those earnings. We have material inter-company debt obligations owed by our non-U.S. subsidiaries to the U.S. The Company does not intend to repatriate earnings to the U.S. via dividend based on estimates of future domestic cash generation and our ability to return cash to the U.S. through payments of inter-company debt owned by our non-U.S. subsidiaries to the U.S. To the extent that cash is required in the U.S., rather than repatriate earnings to the U.S. via dividend we will utilize our inter-company debt. If any earnings were repatriated via dividend, the Company would need to accrue and pay taxes on the distributions.